                                                                  EXHIBIT 10.17

                AGREEMENT FOR THE SALE OF COMMERCIAL REAL ESTATE          A/S-C

This form recommended and approved for, but not restricted to use by, the members of the Pennsylvania Association of REALTORS(R)(PAR)

             SELLER'S BUSINESS RELATIONSHIP WITH PA LICENSED BROKER

BROKER (Company) WEICHERT REALTORS, MCCARTHY ASSOCIATES     PHONE  215-843-1414
                 ----------------------------------------          -------------

ADDRESS 6901 GERMANTOWN AVENUE PHILADELPHIA PA 19119          FAX   215-842-0683
        -------------------------------------------------         --------------
BROKER IS THE AGENT FOR SELLER. Designated Agent(s) for Seller,
if applicable:
              ------------------------------------------------------------------

                                       OR
Broker is NOT the Agent for Seller and is a/an: [ ] AGENT FOR BUYER
[ ] TRANSACTION LICENSEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             BUYER'S BUSINESS RELATIONSHIP WITH PA LICENSED BROKER

BROKER (Company) WEICHERT REALTORS, MCCARTHY ASSOCIATES       PHONE 215-843-1414
                -------------------------------------------        -------------
ADDRESS  6901 GERMANTOWN AVENUE PHILADELPHIA PA 19119         FAX 215-842-0643
        ---------------------------------------------------       --------------
BROKER IS THE AGENT FOR BUYER. Designated Agent(s) for Buyer,
if applicable:
              ------------------------------------------------------------------

                                       OR

Broker Is NOT the Agent for Buyer and is a/an: [ ] AGENT FOR SELLER
[ ] SUBAGENT FOR SELLER [ ] TRANSACTION LICENSEE.

When the same Broker is Agent for Seller and Agent for Buyer, Broker is a Dual Agent. All of Broker's licensees are also Dual Agents UNLESS there are separate Designated Agent(s) for Buyer and Seller. If the same Licensee is designated for Seller and Buyer, the Licensee is a Dual Agent.

1.   This Agreement, dated March 29, 2003, is between
                           --------------
     SELLER(S):

     DIVERSIFIED ELECTRONICS, CO, INC.
     --------------------------------------
     called "Seller," and BUYER(S):

     Stan Smith and or assigns called "Buyer."

2. PROPERTY. Seller hereby agrees to sell and convey to Buyer, who hereby agrees to purchase: ALL THAT CERTAIN lot or piece of ground with buildings and improvements thereon erected, if any, known as: 4969 WAKEFIELS STREET

     in the CITY                                  of  PHILADELPHIA
            -------------------------------------     -------------------------,
     County of PHILADELPHIA                               in the Commonwealth of
               -------------------------------------------
     Pennsylvania, Zip Code 19144
                           ---------------------
     Identification (e.g., Tax ID#; Parcel#; Lot, Block; Deed Book, Page, Recording Date)

     ---------------------------------------------------------------------------

3.   TERMS (10-01)
     (A) Purchase Price $200,000.00                                 U.S. Dollars
                        --------------------------------------------
         which will be paid to Seller by Buyer as follows:

         (1)  Cash or check at signing this Agreement:                                        $  5,000.00
                                                      --------------------------------------  -----------
         (2)  Cash or check within      days of the execution of this Agreement:              $
                                   ----                                         ------------  -----------
         (3)                                                                                  $
              ------------------------------------------------------------------------------  -----------
         (4)                                                                                  $
              ------------------------------------------------------------------------------  -----------
         (5)  Cash, cashier's or certified check at time of settlement:                       $195,000.00
                                                                       ---------------------  -----------
                                                                                    TOTAL     $200,000.00
                                                                                              -----------

     (B) Deposits paid on account of purchase price to be held by Broker for Seller, unless otherwise stated here:

          ----------------------------------------------------------------------

     (C)  Seller's written approval to be on or before: APRIL 23, 2005  /s/ SS
                                                        --------------
     (D)  Settlement to be on May 30, 2005, or before if Buyer and Seller agree.
                              ------------
     (E) Conveyance from Seller will be by fee simple deed of special warranty unless otherwise stated here:

          ----------------------------------------------------------------------

     (F) Payment of transfer taxes will be divided equally between Buyer and Seller unless otherwise stated here:

          ----------------------------------------------------------------------

     (G) At time of settlement, the following will be adjusted pro-rata on a daily basis between Buyer and Seller, reimbursing where applicable: taxes (see Notices and Information Regarding Tax Proration); rents; interest on mortgage assumptions; condominium fees, if any; water and/or sewer fees, if any; together with any other lienable municipal service. The charges are to be pro-rated for the period(s) covered:
          Seller will pay up to and including the date of settlement; Buyer will pay for all days following settlement, unless otherwise stated here:

          ----------------------------------------------------------------------

PREPARED BY: John O'Connell, Agent
Agreement For The Sale of Commercial Real Estate. 10/01. Pennsylvania Association of REALTORS(R)
COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS(R) 2001
[ILLEGIBLE](R) Software (C)2005. Version 6.16. Software Registered to:
Dennis M. McCarthy, WEICHERT, REALTORS(R) - McCarthy Associates
                               03/29/05 14:11:44

Buyer(s) /s/ SS                                             Seller(s)
        -----------                                                  ---------

================================================================================
     (H) Buyer shall reimburse Seller for the actual costs of any remaining heating, cooking or other fuels stored on the Property at the time of settlement, unless otherwise stated here:
                                                   -----------------------------
4.   FIXTURES & PERSONAL PROPERTY (1-00)
     (A) INCLUDED in this sale and purchase price are all existing items permanently installed in the Property, free of liens, including plumbing; HVAC equipment; lighting fixtures (including chandeliers and ceiling fans); and water treatment systems, unless otherwise stated below. Also included:

     ---------------------------------------------------------------------------
     (B)  LEASED items:

     ---------------------------------------------------------------------------
     (C)  EXCLUDED fixture and items:
     /s/ SS       All EQUIPMENT, FIXTURES AND PROPERTY USED IN SELLER'S BUSINESS
     ---------------------------------------------------------------------------
5.   SPECIAL CLAUSES
     (A)  The following are part of this Agreement if checked:
          [ ]                                  [ ]
              -------------------------------       ----------------------------
          [ ]                                  [ ]
              -------------------------------       ----------------------------
     (B)  SPECIAL PROVISIONS (IF ANY):
 /s/ SS Buyer will have 30 days to conduct Due Diligence. After such time, if studies reveal defects which Buyer finds unacceptable, Buyer will exercise his right to cancel Agreement of Sale and all deposit monies will be returned to Buyer.
6.   POSSESSION (5-01)
     (A)  Possession is to be delivered by deed, keys and:
          1. Physical possession to vacant Property free of debris, with all structures broom clean, at day and time of settlement UNLESS otherwise stated here: __________________________________, AND/OR
          2. Assignment of existing lease(s), together with any security deposits and interest, at time of settlement, if Property is leased at the execution of this Agreement or unless otherwise specified here:

               -----------------------------------------------------------------
               Buyer will acknowledge existing lease(s) by initializing said lease(s) at time of signing this Agreement if Property is leased.
     (B) Seller will not enter into any new leases, written extension of existing leases, if any, or additional leases for the Property without written consent of the Buyer.
7.   DATES/TIME IS OF THE ESSENCE (5-01)
     (A) The said date for settlement and all other dates and times referred to for the performance of any of the obligations of this Agreement are hereby agreed to be of the essence of this Agreement.
     (B) For the purposes of this Agreement, number of days will be counted from the date of execution, by excluding the day this Agreement was executed and including the last day of the time period.
     (C) The date of settlement is not extended by any other provision of this Agreement and may only be extended by written agreement of the parties.

8.   FINANCING CONTINGENCY (5-01)
     [X]  WAIVED. This sale is NOT contingent on financing.
     [ ]  ELECTED
     (A)  This sale is contingent upon Buyer obtaining financing as follows:
          1.   Amount of loan $ _____________________
          2.   Minimum Term _________ years
          3.   Type of loan ___________________________________________________
          4. Buyer agrees to accept the interest rate as may be committed by the lender, not to exceed a maximum interest rate of ________%
     (B) Within 10 days of the execution of this Agreement, Buyer will make a completed, written application to a responsible lender according to the terms above. The Broker for Buyer, if any, otherwise the Broker for Seller, is authorized to communicate with the lender for the purposes of assisting in the loan process.
     (C) 1. Upon receipt of a financing commitment, Buyer will promptly deliver a copy of the commitment to Seller.
          2. Financing commitment date ___________________________. Unless otherwise agreed to in writing by Buyer and Seller, if a written commitment is not received by Seller by the above date, all deposit monies paid on account of purchase price will be returned promptly to Buyer and this Agreement will be VOID. Buyer will be responsible for any premiums for mechanics lien insurance and/or title search, or fee for cancellation of same, if any; AND/OR any premium for flood insurance and/or fire insurance with extended coverage, insurance binder charges or cancellation fee, if any; AND/OR any appraisal fees and charges paid in advance to lender.
9.   ZONING CLASSIFICATION (5-01)

     Failure of this Agreement to contain the zoning classification (except in cases where the property (and each parcel thereof, if subdividable) is zoned solely or primarily to permit singe-family dwellings) will render this Agreement voidable at the option of the Buyer, and, if voided, any deposits tendered by the Buyer will be returned to the Buyer without any requirement for court action.
     Zoning Classification: R-9 and partly R-5
                            ------------------


PREPARED BY: John O'Connell, Agent
Agreement For The Sale of Commercial Real Estate. 10/01. Pennsylvania Association of REALTORS(R)
COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS(R) 2001
[ILLEGIBLE](R) Software (C)2005. Version 6.16. Software Registered to:
Dennis M. McCarthy, WEICHERT, REALTORS(R) - McCarthy Associates
                               03/29/05 14:11:44

Buyer(s) /s/ SS                                             Seller(s)
        -----------                                                  ---------

10.  ZONING CONTINGENCY (5-01)
     [X]  WAIVED
     [ ] ELECTED. Within ____________ days of the execution of this Agreement by all parties, Buyer will verify that the proposed use of the Property as _________________________________ is permitted. In the event the proposed use is not permitted, Buyer will, within the time given for verification, notify Seller in writing that the proposed use of the Property is not permitted and Buyer will (check only one):
          [ ] Option 1. Within the time for verifying the zoning classification, notify Seller, in writing, of Buyer's decision of proceed with the purchase of the Property or terminate the Agreement. Should Buyer elect to terminate the Agreement all deposit monies paid on account of purchase price will be returned promptly to Buyer and this Agreement will be VOID. Failure of Buyer to provide written notice of Buyer's decision will constitute a WAIVER of this contingency and Buyer accepts the Property and agrees to the RELEASE set forth in paragraph 25 of this Agreement.
          [ ] Option 2. Make application for approval (or variance/ non-conforming use/conditional use/special exception) from ___________________ (municipality) to use the Property as
               ____________________ (proposed use).
               (A)  Such application will be made on or before ________________.
               (B) Buyer will pay for applications, legal fees, engineering and any other cost associated with obtaining approval.
               (C) If the municipality requires the application to be signed by the current owner, Seller agrees to do so.
               (D) If a final, unappealable approval is not obtained by _______________________, all deposit monies paid on account of purchase price will be returned promptly to Buyer and this Agreement will be VOID.

11.  STATUS OF WATER (5-01)
     Seller represents that Property is served by:
     [X]  Public water
     [ ]  On-site water
     [ ]  Community Water
     [ ]  None
     [ ]  _____________________________________________________________________
     Seller further warrants that the system(s) is/are fully paid for as of the execution date of this Agreement.

12.  STATUS OF SEWER (5-01)
     Seller represents that Property is served by:
     [X]  Public Sewer
     [ ]  Community Sewage Disposal System
     [ ]  Off Property Sewage Disposal System
     [ ]  Individual On-lot Sewage Disposal System (See Sewage Notice 1)
     [ ] Individual On-Lot Sewage Disposal System in Proximity to Well (See Sewage Notice 1; see Sewage Notice 4, if applicable)
     [ ]  Ten-acre Permit Exemption (See Sewage Notice 2)
     [ ]  Holding Tank (See Sewage Notice 3)
     [ ]  None (See Sewage Notice 1)
     [ ]  None Available (See Sewage Notice 5 or Sewage Notice 6, as applicable)
     [ ]  _____________________________________________________________________
     Seller further warrants that the system(s) is/are fully paid for as of the execution date of this Agreement.

13.  PROPERTY DEFECTS DISCLOSURE (10-01)
     (A) Seller represents and warrants that Seller has no knowledge except as noted in this Agreement that: (1) The premises have been contaminated by any substance in any manner which requires remediation; (2) The Property contains wetlands, flood plains, or any other environmentally sensitive areas, development of which is limited or precluded by law;
          (3) [The Property contains asbestos, polychlorinated biphenyls, lead-based paint or any other substance, the removal or disposal of which is subject to any law or regulation;] and (4) It has violated any law in the handling or disposing of any material or waste or the discharge of any material into the soil, air, surface water, or ground water from the Property.
     (B) Seller and Buyer acknowledge that to their knowledge any Broker identified in this Agreement: (1) Is a licensed real estate broker;
          (2) Is not an expert in construction, engineering, or environmental matters; and (3) Has not made and will not make any representations or warranties nor conduct investigations of the environmental condition or suitability of the Property or any adjacent property, including but not limited to those conditions listed in paragraph 13(A).

14.  NOTICES AND ASSESSMENTS (5-01)
     (A) Seller represents as of Seller's execution of this Agreement, that to it's knowledge no public improvement, condominium or owner association assessments have been made against the Property which remain unpaid and that no notice by any government or public authority has been served upon Seller or anyone on the Seller's behalf, including notices relating to violations of zoning, housing, building, safety or fire ordinances which remain uncorrected, and that Seller knows of no condition that would constitute violation of any such



PREPARED BY: John O'Connell, Agent
Agreement for The Sale Of Commercial Real Estate, 10/01. Pennsylvania Association of REALTORS(R)
COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS(R) 2001
[ILLEGIBLE](R) Software, (C)2005, Version 6.16. Software Registered to:
Dennis M. McCarthy, WEICHERT, Realtors(R) - McCarthy Associates

Buyer(s) /s/ SS              03/29/05 14:11:44                       Seller(s)
        -----------                                                  ---------
          ordinances which remains uncorrected, unless otherwise specified here:
          Buyer requests clean and clear city certifications - No violations
          ----------------------------------------------------------------------

     (B) Seller knows of no other potential notices (including violations) and assessments except as follows:
          Buyer requests clean and clear city certifications - No violations
          ----------------------------------------------------------------------

     (C) Any notice of improvements or assessments received on or before the date of Seller's acceptance of this Agreement, unless improvements consist of sewer or water lines not in use, shall be the responsibility of the Seller; any notices received thereafter shall be the responsibility of the Buyer.

     (D) If required by law, Seller will deliver to Buyer, on or before settlement, a certification from the appropriate municipal department or departments disclosing notice of any uncorrected violation of zoning, building, safety, or fire ordinances. Provided that the costs to obtain same does not exceed $5,000.

     (E) Buyer is advised that access to a public road may require issuance of a highway occupancy permit from the Department of Transportation.

15.  TITLE AND COSTS (1-00)
     (A) The Property is to be conveyed free and clear of all liens, encumbrances, and easements, EXCEPTING HOWEVER the following: existing deed restrictions, historic preservation restrictions or ordinances, building restrictions, ordinances, easements of roads, easements visible upon the ground, easements of record, privileges or rights of public service companies, land use restrictions pursuant to property enrollment in a preferential tax program if any; otherwise the title to the above described real estate will be good and marketable and such as will be insured by a reputable Title Insurance Company at the regular rates.

     (B) In the event Seller is unable to give a good and marketable title and such as will be insured by a reputable Title Company at the regular rates, as specified in paragraph 15(A), Buyer will have the option of:
          (1) Taking such title as Seller can give, with no change to the selling price; or (2) Being repaid all monies paid by Buyer to Seller on account of purchase price and being reimbursed by Seller for any costs incurred by Buyer not to exceed $750.00 for those items specified in paragraph 15(C) and in paragraph 15(D) items (1), (2),
          (3); in which case there will be no further liability or obligation on either of the parties hereto and this Agreement will become VOID.

     (C) Any survey or surveys which may be required by the Title Insurance Company or the abstracting attorney, for the preparation of an adequate legal description of the Property (or the correction thereof), will be secured and paid for by Buyer. However, any survey or surveys desired by Buyer or required by the mortgage lender will be secured and paid for by buyer.

     (D) Buyer will pay for the following: (1) Title search, title insurance and/or mechanics lien insurance or fee for cancellation of same, if any; (2) Flood insurance, fire insurance with extended coverage, mine subsidence insurance, and cancellation fees, if any; (3) Appraisal fees and charges paid in advance to mortgage lender, if any; (4) Buyer's customary settlement costs and accruals.

16. COAL NOTICE
     [X]  NOT APPLICABLE
     [ ] APPLICABLE. THIS DOCUMENT MAY NOT SELL, CONVEY, TRANSFER, INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHTS OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL MAY HAVE THE COMPLETE LEGAL RIGHT TO REMOVE ALL SUCH COAL AND IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND. (This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P.L. 984) "Buyer acknowledges that he may not be obtaining the right of protection against subsidence resulting from coal mining operations, and that the property described herein may be protected from damage due to mine subsidence by a private contract with the owners of the economic interests in the coal. This acknowledgement is made for the purpose of complying with the provisions of Section 14 of the Bituminous Mine Subsidence and the Land Conservation Act of April 27, 1966." Buyer agrees to sign the deed from Seller which deed will contain the aforesaid provision.

17.  TAX DEFERRED EXCHANGE (10-01)
     [X]  NOT APPLICABLE
     [ ] APPLICABLE. In the event Seller wishes to enter into a tax deferred exchange for the Property pursuant to Section 1031 of the Internal Revenue Code, Buyer agrees to cooperate with Seller in connection with such exchange, including the execution of such documents as may be reasonably necessary to conduct the exchange, provided that there shall be no delay in the agreed-to settlement date, and that any additional costs associated with the exchange are paid solely by Seller. Buyer is aware that Seller anticipates assigning its interest in this Agreement to a third party under an Exchange Agreement and does hereby consent to such assignment. Buyer shall not be required to execute any note, contract, deed or other document providing any liability which would survive the exchange, nor shall Buyer be obligated to take title to any property other than the Property described in this Agreement. Seller shall indemnify and hold harmless Buyer against any liability which arises or is claimed to have arisen from any aspect of the exchange transaction.

18.  COMMERCIAL CONDOMINIUM (10-01)
     [X]  NOT APPLICABLE
     [ ] APPLICABLE. Buyer acknowledges that the condominium unit to be transferred by the terms of this Agreement is intended for non-residential use, and that Buyer may agree to modify or waive the applicability of certain provisions of the Uniform Condominium Act of Pennsylvania (68 Pa. C.S. Section 3101 et seq.).

19. RECORDING (5-01) This Agreement will not be recorded in the Office for the Recording of Deeds or in any other office or place of public record. If Buyer causes or permits this Agreement to be recorded, Seller may elect to treat such act as a breach of this Agreement.

20. ASSIGNMENT (3-85) This Agreement will be binding upon the parties, their respective heirs, personal representatives, guardians and successors, and, to the extent assignable, on the assigns of the parties hereto, it being expressly understood, however, that the Buyer will not transfer or assign this Agreement without the prior written consent of the Seller.

21.  DEPOSIT AND RECOVERY FUND (1-00)
     (A) Deposits paid by Buyer within 30 days of settlement will be by cash, cashier's or certified check. Deposits, regardless of the form of payment and the person designated as payee, will be paid in U.S. Dollars to Broker or party identified in paragraph 3(B), who will


PREPARED BY: John O'Connell, Agent
Agreement for The Sale Of Commercial Real Estate. 10/01. Pennsylvania Association of REALTORS(R)
COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS(R) 2001
[ILLEGIBLE](R) Software, (C)2005, Version 6.16 Software Registered to:
Dennis M. McCarthy, WEICHERT, Realtors(R) - McCarthy Associates

Buyer(s) /s/ SS           03/29/05  14:11:44                Seller(s)
        -----------                                                  ---------
           retain them in an escrow account until consummation or termination of this Agreement in conformity with all applicable laws and regulations. Any uncashed check tendered as deposit may be held pending the acceptance of this offer.
     (B) In the event of a dispute over entitlement to deposit monies, a broker holding the deposit is required by the Rules and Regulations of the State Real Estate Commission (49 Pa. Code Section 35.327) to retain the monies in escrow until the dispute is resolved. In the event of litigation for the return of deposit monies, a broker will distribute the monies as directed by a final order of court or the written agreement of the parties. Buyer and Seller agree that, the seller may deposit the monies with any court with courtroom Jurisdiction and then be relieved of obligation thereunder.
     (C) A Real Estate Recovery Fund exists to reimburse any persons who have obtained a final civil judgment against a Pennsylvania real estate licensee owing to fraud, misrepresentation, or deceit in a real estate transaction and who have been unable to collect the judgment after exhausting all legal and equitable remedies. For complete details about the Fund, call (717) 783-3658, or (800) 822-2113
           (within Pennsylvania) and (717) 783-4854 (outside Pennsylvania).

22.  MAINTENANCE AND RISK OF LOSS (5-01)
     (A) Seller will maintain the Property, and any personal property specified herein, in its present condition, normal wear and tear excepted.
     (B) Seller will promptly notify the Buyer if, at any time prior to the time of settlement, all or any portion of the Property is destroyed, or damaged as a result of any cause whatsoever.
     (C) Seller will bear risk of loss from fire or other causes until time of settlement. In the event that damage to any property included in this sale is not repaired or replaced prior to settlement, Buyer may rescind this Agreement and receiving all monies paid on account. Buyer is hereby notified that he/she may insure his/her equitable interest in this Property as of the time this Agreement is accepted.

23.  CONDEMNATION (5-01)
     Seller has no knowledge of any current or pending condemnation or eminent domain proceedings that would affect the Property. If any portion of the Property should be subject to condemnation or eminent domain proceedings after the signing of this Agreement, Seller shall immediately advise Buyer, in writing, of such proceedings. Buyer shall have the option to terminate this Agreement by providing written notice to Seller within fifteen (15) days after Buyer learns of the filing of such proceedings, in which case Seller shall return to Buyer all money paid on account of the purchase price by Buyer. Buyer's failure to provide notice of termination within the time stated will constitute a WAIVER of this contingency and all other terms of the Agreement remain in full force and effect.

24.  WAIVER OF CONTINGENCIES (1-00)
     In the event this Agreement is contingent on Buyer's right to inspect and/or repair the Property, Buyer's failure to exercise any of Buyer's options specified in the contingency provision(s) within the time limits will constitute a WAIVER of that contingency and Buyer accepts the Property and agrees to the RELEASE set forth in paragraph 25 of this Agreement.

25. RELEASE (1-00) Buyer hereby releases, quit claims and forever discharge SELLER, ALL BROKERS, their LICENSEES, EMPLOYEES, and any OFFICER or PARTNER of any one of them and any other PERSON, FIRM, or CORPORATION who may be liable by or through them, from any and all claims, losses or demands, including, but not limited to, personal injuries and property damage and all of the consequences thereof, whether now known or not, which may arise from the presence of termites or other wood-boring insects, radon, lead-based paint hazards, environmental hazards, any defects in the individual on-lot sewage disposal system or deficiencies in the on-site water service system, or any defects or conditions on the Property. This release will survive settlement.

26.  REPRESENTATIONS (5-01)
     (A) Buyer understands that any representations, claims, advertising, promotional activities, brochures or plans of any kind made by Seller, Brokers, their licensees, employees, officers or partners are not a part of this Agreement unless expressly incorporated or stated in this Agreement. It is further understood that this Agreement contains the whole agreement between Seller and Buyer and there are no other terms, obligations, covenants, representations, statements or conditions, oral or otherwise of any kind whatsoever concerning this sale. Furthermore, this Agreement will not be altered, amended, changed or modified except in writing executed by the parties.

     (B) It is understood that Buyer has inspected the Property before signing this Agreement (including fixtures and any personal property specifically scheduled herein), or has waived the right to do so, and has agreed to purchase it in its present condition unless otherwise stated in this Agreement. Buyer acknowledges that Brokers, their licensees, employees, officers or partners have not made an independent examination or determination of the structural soundness of the Property, the age or condition of the components, environmental conditions, the permitted uses, or of conditions existing in the locale where the Property is situated; nor have they made a mechanical inspection of any of the systems contained therein.

     (C) Broker(s) may perform services to assist unrepresented parties in complying with the terms of this Agreement.

     (D) The headings, captions, and line numbers in this Agreement are meant only to make it easier to find the paragraphs.

27.  DEFAULT (1-00)
     Should buyer:
     (A)  Fail to make any additional payments as specified in paragraph 3; OR

     (B) Furnish false or incomplete information to Seller, Broker for Seller, Broker for Buyer, or the lender, if any, concerning the Buyer's legal or financial status, or fail to cooperate in the processing of the loan application, which acts would result in the failure to obtain the approval of a loan commitment; OR

     (C) Violate or fail to fulfill and perform any other terms or conditions of this Agreement;
          then in such case, Seller has the option of retaining all sums paid by Buyer, including the deposit monies, 1) on account of purchase price, or 2) as monies to be applied to Seller's damages, or 3) as liquidated damages for such breach, as Seller may elect, unless otherwise checked below.
     [X] Seller is limited to retaining sums paid by Buyer, including deposit monies, as liquidated damages.
          If Seller elects to retain all sums paid by Buyer, including deposit monies, as liquidated damages, Buyer and Seller will be released from further liability or obligation and this Agreement will be VOID.




PREPARED BY: John O'Connell, Agent
Agreement for The Sale Of Commercial Real Estate, 10/01. Pennsylvania Association of REALTORS(R)
COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS(R) 2001
[ILLEGIBLE](R) Software, (C)2005, Version 6.16 Software Registered to:
Dennis M. McCarthy, WEICHERT, Realtors(R) - McCarthy Associates

Buyer(s) /s/ SS          03/29/05    14:11:44               Seller(s)
        -----------                                                  ---------

28.  CERTIFICATION OF NON-FOREIGN INTEREST (10-01)
     [ ] Seller IS a foreign person, foreign corporation, foreign partnership, foreign trust, or a foreign estate subject to Section 1445 of the Internal Revenue Code, which provides that a transferee (Buyer) of a U.S. real property interest must withhold tax if the transferor (Seller) is a foreign person.
     [X] Seller is NOT a foreign person, foreign corporation, foreign partnership, foreign trust, or a foreign estate as defined by the Internal Revenue Code, or is otherwise not subject to the tax withholding requirement of Section 1445 of the Internal Revenue Code. To inform Buyer that the withholding of tax is not required upon the sale/disposition of the Property by Seller, Seller hereby agrees to furnish Buyer, at or before closing, with the following:
          [ ] An affidavit stating, under penalty of perjury, the Seller's U.S. taxpayer identification number and that the Seller is not a foreign person.
          [ ] A "qualifying statement," as defined by statute, that tax withholding is not required by Buyer.
          [ ]  Other:__________________________________________________________
     Seller understands that any documentation provided under this provision may be disclosed to the Internal Revenue Service by Buyer, and that any false statements contained therein could result in punishment by fine, imprisonment, or both.

29. ARBITRATION OF DISPUTES (1-00) Buyer and Seller agree to arbitrate any dispute between them that cannot be amicably resolved. After written demand for arbitration by either Buyer or Seller, each party will select a competent and disinterested arbitrator. The two so selected will select a third. If selection of the third arbitrator cannot be agreed upon within 30 days, either party may request that selection be made by a judge of a court of record in the county in which arbitration is pending. Each party will pay its chosen arbitrator, and bear equally expenses for the third and all other expenses of arbitration. Arbitration will be conducted in accordance with the provisions of Pennsylvania Common Law Arbitration 42 Pa. C.S.A.
     Section 7341 et seq. This agreement to arbitrate disputes arising from this Agreement will survive settlement.

30.  BROKER INDEMNIFICATION (10-01)

     Buyer and Seller represent that the only Brokers involved in this transaction are:
     ___________________________________________________________________________
     and that the transaction has not been brought about through the efforts of anyone other than said Brokers. It is agreed that if any claims for brokerage commissions or fees are ever made against Buyer or Seller in connection with this transaction, each party shall pay its own legal fees and costs in connection with such claims. It is further agreed that Buyer and Seller agree to indemnify and hold harmless each other and the above-listed Brokers from and against the non-performance of this Agreement by either party, and from any claim of loss or claim for brokerage commissions, including all legal fees and costs, that may be made by any person or entity. This paragraph shall survive settlement.

31.  GOVERNING LAW (10-01)

     This agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

32.  NOTICE BEFORE SIGNING (5-01)

     Buyer and Seller acknowledge that Brokers have advised them to consult and retain experts concerning the legal and tax effects of this Agreement and the completion of the sale, as well as the condition and/or legality of the Property, including, but not limited to, the Property's improvements, equipment, soil, tenancies, tile and environmental aspects. Return by facsimile transmission (FAX) of this Agreement, and all addenda, bearing the signatures of all parties, constitutes acceptance of this Agreement.

33.  NOTICE

     All notice requirements under the provisions of this Agreement or by application of statutory or common law will be addressed to the appropriate party, at the addresses listed below via any means of delivery as mutually agreed upon by the parties and stated here:

     ---------------------------------------------------------------------------

     If to Seller:
                  --------------------------------------------------------------

     With a copy to:
                    ------------------------------------------------------------

     If to Buyer:
                 ---------------------------------------------------------------

     With a copy to:
                    ------------------------------------------------------------

       [X] BUYER HAS RECEIVED THE CONSUMER NOTICE AS ADOPTED BY THE STATE REAL
           ESTATE COMMISSION AT 49 PA. CODE SECTION 35.336.

       [X] BUYER HAS RECEIVED A STATEMENT OF BUYER'S ESTIMATED CLOSING COSTS
           BEFORE SIGNING THIS AGREEMENT.

       [X] BUYER HAS RECEIVED THE DEPOSIT MONEY NOTICE (FOR COOPERATE SALES
           WHEN BROKER FOR SELLER IS HOLDING DEPOSIT MONEY) BEFORE SIGNING THIS AGREEMENT.


BUYER ACKNOWLEDGES RECEIVING A COPY OF THIS AGREEMENT AT TIME OF SIGNING.


WITNESS /s/ JMM           BUYER /s/ STAN SMITH               DATE: 3/28/05
       -----------              ----------------------             -------------
                              Stan Smith and or assigns

E-Mail
       -------------------------------------------------------------------------





PREPARED BY: John O'Connell, Agent
Agreement For The Sale of Commercial Real Estate. 10/01. Pennsylvania Association of REALTORS(R)
COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS(R) 2001
[ILLEGIBLE](R) Software (C)2005. Version 6.16. Software Registered to:
Dennis M. McCarthy, WEICHERT, REALTORS(R) - McCarthy Associates
                               03/29/05  14:11:14

Buyer(s) /s/ SS                                             Seller(s)
        -----------                                                  ---------

       [X] Seller has received the Consumer Notice as adopted by the State Real
           Estate Commission at 49 Pa. Code Section 35.336.

       [X] Seller has received a statement of Seller's estimated closing costs before signing this Agreement.

VOLUNTARY TRANSFER OF CORPORATE ASSETS (if applicable): The undersigned acknowledges that he/she is authorized by the Board of Directors to sign this Agreement on behalf of the Seller corporation and that this sale does not constitute a sale, lease, or exchange of all or substantially all the property and assets of the corporation, such as would require the authorization or consent of the shareholders pursuant to 15 P.S. Section 1311.

SELLER'S ACCEPTANCE: Seller hereby accepts the above contract this (date)
                                                                          ------

WITNESS /s/ BONNIE RITCHIE          SELLER /s/ J. MALIS            DATE 4/21/05
        ------------------------           ------------------           --------

E-mail
      --------------------------------------------------------------------------



PREPARED BY: John O'Connell, Agent
Agreement For The Sale Of Commercial Real Estate. 10/01. Pennsylvania Association of REALTORS(R)
COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS(R) 2001
[ILLEGIBLE](R) Software (C)2005. Version 6.16. Software Registered to:
Dennis M. McCarthy, WEICHERT, Realtors(R) - McCarthy Associates
                               03/29/05  14:11:44
                                                                Page 7 of 9

Buyer(s) /s/ SS                                             Seller(s)
        -----------                                                  ---------

                            NOTICES AND INFORMATION

                      INFORMATION REGARDING TAX PRORATION


For purposes of prorating real estate taxes, the "periods covered" by the tax bills are as follows: for all counties and municipalities in Pennsylvania, and for the Philadelphia, Pittsburgh, and Scranton school districts, the tax bills are for the period January 1 to December 31. For all other school districts, the period covered by the tax bill is July 1 to June 30.


                                 SEWAGE NOTICES
           NOTICES PURSUANT TO THE PENNSYLVANIA SEWAGE FACILITIES ACT



NOTICE 1:  THERE IS NO CURRENTLY EXISTING COMMUNITY SEWAGE SYSTEM AVAILABLE
           FOR THE SUBJECT PROPERTY. Section 7 of the Pennsylvania Sewage Facilities Act provides that no person will install, construct, request bid proposals for construction, alter, repair or occupy any building or structure for which an individual sewage system is to be installed, without first obtaining a permit. Buyer is advised by this notice that, before signing this Agreement of Sale, Buyer should contact the local agency charged with administering the Act to determine the procedure and requirements for obtaining a permit for an individual sewage system. The local agency charged with administering the Act will be the municipality where the Property is located or that municipality working cooperatively with others.

NOTICE 2:  THIS PROPERTY IS SERVICED BY AN INDIVIDUAL SEWAGE SYSTEM INSTALLED
           UNDER THE TEN-ACRE PERMIT EXEMPTION PROVISIONS OF SECTION 7 OF THE PENNSYLVANIA SEWAGE FACILITIES ACT. (Section 7 provides that a permit may not be required before installing, constructing, awarding a contract for construction, altering, repairing or connecting to an individual sewage system where a ten-acre parcel or lot is subdivided from a parent tract after January 10, 1987. Buyer is advised that soil and site testing were not conducted and that, should the system malfunction, the owner of the Property or properties serviced by the system at the time of a malfunction may be held liable for any contamination, pollution, public health hazard or nuisance which occurs as a result.

NOTICE 3:  THIS PROPERTY IS SERVICED BY A HOLDING TANK (PERMANENT OR TEMPORARY)
           TO WHICH SEWAGE IS CONVEYED BY A WATER CARRYING SYSTEM AND WHICH IS DESIGNED AND CONSTRUCTED TO FACILITATE ULTIMATE DISPOSAL OF THE SEWAGE AT ANOTHER SITE. Pursuant to the Pennsylvania Sewage Facilities Act, Seller must provide a history of the annual cost of maintaining the tank from the date of its installation on December 14, 1995, whichever is later.

NOTICE 4:  AN INDIVIDUAL SEWAGE SYSTEM HAS BEEN INSTALLED AT AN ISOLATION
           DISTANCE FROM A WELL THAT IS LESS THAN THE DISTANCE SPECIFIED BY REGULATION. The regulations at 25 Pa. Code Section 73.13 pertaining to minimum horizontal isolation distances provide guidance. Subsection (b) of Section 73.13 states that the minimum horizontal isolation distance between an individual water supply or water supply system suction line and treatment tanks shall be 50 feet. Subsection
           (c) of Section 73.13 states that the horizontal isolation distance between the individual water supply or water supply system suction line and the perimeter of the absorption area shall be 100 feet.

NOTICE 5:  THIS LOT IS WITHIN AN AREA IN WHICH PERMIT LIMITATIONS ARE IN EFFECT
           AND IS SUBJECT TO THOSE LIMITATIONS. SEWAGE FACILITIES ARE NOT AVAILABLE FOR THIS LOT AND CONSTRUCTION OF A STRUCTURE TO BE SERVED BY SEWAGE FACILITIES MAY NOT BEGIN UNTIL THE MUNICIPALITY COMPLETES A MAJOR PLANNING REQUIREMENT PURSUANT TO THE PENNSYLVANIA SEWAGE FACILITIES ACT AND REGULATIONS PROMULGATED THEREUNDER.

NOTICE 6:  A REQUIRED REVISION FOR NEW LAND DEVELOPMENT, OR AN EXCEPTION TO THE
           REQUIREMENT TO REVISE, OR A REQUIRED SUPPLEMENT HAS NOT BEEN APPROVED FOR THIS LOT. SEWAGE FACILITIES ARE NOT AVAILABLE FOR THIS LOT AND SEWAGE FACILITIES WILL NOT BE AVAILABLE, NOR MAY CONSTRUCTION BEGIN UNTIL SEWAGE FACILITIES PLANNING HAS BEEN APPROVED PURSUANT TO THE PENNSYLVANIA SEWAGE FACILITIES ACT AND REGULATIONS PROMULGATED THEREUNDER.


                        EXPERTISE OF REAL ESTATE AGENTS

Pennsylvania Real Estate Agents are required to be licensed by the Commonwealth of Pennsylvania and are obligated to disclose adverse factors about a property that are reasonably apparent to someone with expertise in the marketing of real property.

(A) If Buyer wants information regarding specific conditions or components of the property which are outside the Agent's expertise, the advice of the appropriate professional should be sought.

(B) If Buyer wants financial, legal, or any other advice, Buyer is encouraged to seek the services of an accountant, lawyer, or other appropriate professional.



                    COMMUNICATIONS WITH BUYER AND/OR SELLER



PREPARED BY: John O'Connell, Agent
Agreement for the Sale Of Commercial Real Estate. 10/01. Pennsylvania Association of REALTORS(R)
COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS(R) 2001
[ILLEGIBLE](R) Software (C)2005. Version 6.16 Software Registered to:
Dennis M. McCarthy, WEICHERT, REALTORS(R) - McCarthy Associates



                                                                     Page 8 of 9

Buyer(s) /s/ SS                                               Seller(s)
        -----------                                                    ---------

Wherever this Agreement contains a provision that requires or allows communication/delivery to the Buyer, said provision shall be satisfied by communication/delivery to the Broker for Buyer, if any. If there is no Broker for Buyer, all such provisions may be satisfied only by communication/delivery being made directly to the Buyer, unless otherwise agreed to by the parties.

Wherever this Agreement contains a provision that requires or allows communication/delivery to the Seller, said provision shall be satisfied by communication/delivery to the Broker for Seller, if any. If there is no Broker for Seller, all such provisions may be satisfied only by communication/delivery being made directly to the Seller, unless otherwise agreed to by the parties.






PREPARED BY: John O'Connell, Agent
Agreement For The Sale Of Commercial Real Estate. 10/01. Pennsylvania Association of REALTORS(R)
COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS(R) 2001
[ILLEGIBLE](R) Software (C)2005. Version 6.16 Software Registered to:
Dennis M. McCarthy, WEICHERT, Realtors(R) - McCarthy Associates


                                                                Page 9 of 9

Buyer(s) /s/ SS                                             Seller(s)
        -----------                                                  ---------

ADDENDUM/ENDORSEMENT TO AGREEMENT OF SALE

                                                                     Form 102-4M

PROPERTY 4969 WAKEFIELD STREET
         -----------------------------------------------------------------------

SELLER   DIVERSIFIED ELECTRONICS, CO. INC.
         -----------------------------------------------------------------------

BUYER    STAN SMITH AND OR ASSIGNS
         -----------------------------------------------------------------------

DATE OF AGREEMENT MARCH 29, 2005
                  --------------------------------------------------------------

    AT THE OPTION OF SELLER, SELLER MAY POSTPONE THE CLOSING DATE BY THIRTY (30) DAYS, OR (") OCCUPY THE PROPERTY FOR A PERIOD OF UP TO 120 DAYS AFTER CLOSING AND PAY BUYER A MUTUALLY AGREEABLE RENT.


All other terms and cancellations of the said agreement shall remain unchanged and in full force and effect.


WITNESS /s/                        BUYER /s/ STAN SMITH          DATE 4/21/05
        ------------------------         -----------------------      ----------
WITNESS                            BUYER                         DATE
        ------------------------         -----------------------      ----------
WITNESS                            BUYER                         DATE
        ------------------------         -----------------------      ----------
WITNESS /s/ SUE COLES             SELLER /s/ J. MALIS            DATE 4/21/05
        ------------------------         -----------------------      ----------
WITNESS                           SELLER                         DATE
        ------------------------         -----------------------      ----------
WITNESS                           SELLER                         DATE
        ------------------------         -----------------------      ----------

                          COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS(R) 1993

(LOGO PENNSYLVANIA ASSOCIATION OF REALTORS(R))

                                 SELLER'S COPY